EXHIBIT 99.1

NET ELEMENT INTERNATIONAL, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated balance sheet as of June 30, 2013 and the unaudited pro forma consolidated statements of operations for the six months ended June 30, 2013 and 2012 and fiscal years ended December 31, 2012 and 2011 are based on the historical financial statements of Net Element International, Inc. (the “Company”) after giving effect to the Company’s contribution of its Disposed Subsidiaries (Openfilm, LLC, Motorsport, LLC, Splinex, LLC, LegalGuru, LLC and MUSIC 1 LLC (aka OOO Music1)) to T1T Lab, LLC (“T1T Lab”) on the Closing Date of the contribution, as more fully described in Exhibit 2.1, the Contribution Agreement, and applying the assumptions and adjustments described in the accompanying notes to the unaudited pro forma consolidated financial statements.

The unaudited pro forma consolidated balance sheet as of June 30, 2013, is presented as if the contribution of the Company’s entertainment business to T1T Lab occurred on June 30, 2013.

The unaudited pro forma consolidated statements of operations for the six months ended June 30, 2013 and 2012 and fiscal years ended December 31, 2012 and 2011 are presented as if the contribution of the Company’s entertainment business to T1T Lab occurred on January 1, 2011 and was carried through each of the respective periods.

The unaudited pro forma consolidated financial statements have been prepared by management for illustrative purposes only in accordance with Article 11 of SEC Regulation S-X and are not necessarily indicative of the consolidated financial position or results of operations in future periods or the results that actually would have been realized had the Company and its Disposed Subsidiaries not been a combined company during the specified periods. The unaudited pro forma consolidated financial statements, including notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, the Company’s historical consolidated financial statements included in its Quarterly Report on Form 10-Q for the six months ended June 30, 2013 and 2012 and Annual Report on Form 10-K for the years ended December 31, 2012 and 2011.

	Net Element International, Inc.
	Pro Forma Balance Sheet

	June 30, 2013
		Pro Forma
	As Reported	Adjustments		Pro Forma
ASSETS
Current Assets
Cash	$2,012,433	$(452,689)	(a)	$1,559,744
Notes receivable, net (current portion)	180,000	—		180,000
Accounts receivable	8,221,177	(1,737)	(a)	8,219,440
Prepaid expenses and other assets	548,155	(27,427)	(a)	520,728
Total current assets	10,961,765	(481,853)		10,479,912

Property and equipment (net)	270,354	(17,516)	(a)	252,838

Other Assets
Notes receivable, net (non-current portion)	540,000	—		540,000
Intangible assets, net	5,417,015	(216,119)	(a)	5,200,896
Goodwill	6,671,750	—		6,671,750
Investment in T1T Lab	—	31,945	(b)	31,945
Total other assets	12,628,765	(184,174)		12,444,591
Total Assets	$23,860,884	$(683,543)		$23,177,341

LIABILITIES AND STOCKHOLDERS' (DEFICIT) EQUITY
Current Liabilities
Accounts payable	2,488,048	(35,837)	(a)	2,452,211
Short term loans	2,568,467	—		2,568,467
Notes payable (current portion)	1,656,086	—		1,656,086
Due to related parties (current portion)	91,730	1,142,750	(b)	1,234,480
Accrued other expenses	3,615,790	(65,959)	(a)	3,549,831
Total current liabilities	10,420,121	1,040,954		11,461,075

Long Term Liabilities
Due to related parties (non-current portion)	198,966	60,693	(b)	259,659
Note payable (non-current portion)	20,410,468	(1,553,609)	(b)	18,856,859
Total long term liabilities	20,609,434	(1,492,916)		19,116,518

Total Liabilities	31,029,555	(451,962)		30,577,593

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' (DEFICIT) EQUITY
Common stock	2,816	—		2,816
Paid in capital	105,376,013	—		105,376,013
Stock subscription	718,750	—		718,750
Accumulated other comprehensive income	54,125	(12,944)	(a)	41,181
Accumulated deficit	(110,348,787)	(853,958)	(a)	(111,202,745)
Noncontrolling interest	(2,971,588)	635,321	(a)	(2,336,267)
Total stockholders' (deficit) equity	(7,168,671)	(231,581)		(7,400,252)
Total Liabilities & Stockholders' (Deficit) Equity	$23,860,884	$(683,543)		$23,177,341

	Net Element International, Inc.
	Pro Forma Statements of Operations

	Six Months Ended June 30, 2013
	As Reported	Pro Forma Adjustments		Pro Forma

Net revenues	$6,490,234	$(14,475)	(c)	$6,475,759

Costs and expenses:
Cost of revenues	4,427,421	(17,921)	(c)	4,409,500
General and administrative	6,876,238	(610,463)	(c)	6,265,775
Provision for unrecoverable advances	6,199,072	—		6,199,072
Goodwill impairment	11,200,000	—		11,200,000
Depreciation and amortization	669,063	(16,389)	(c)	652,674
Total costs and operating expenses	29,371,794	(644,773)		28,727,021
Loss from operations	(22,881,560)	(630,298)		(22,251,262)
Non-operating expense
Interest expense	(1,123,051)	(53,064)	(c)	(1,069,987)
Other income (expense)	(84,481)	4,009	(c)	(88,490)
Loss before income tax provision	(24,089,092)	(679,353)		(23,409,739)
Income tax provision	—	—		—
Loss from continuing operations	$(24,089,092)	$(679,353)		$(23,409,739)

Loss per share - basic and diluted from continuing operations	$(0.85)			$(0.83)

Weighted average number of common shares outstanding - basic and diluted	28,178,805			28,178,805

	Six Months Ended June 30, 2012
	As Reported	Pro Forma Adjustments		Pro Forma

Net revenues	$112,628	$(61,112)	(c)	$51,516

Costs and expenses:
Cost of revenues	199,781	(159,757)	(c)	40,024
General and administrative	6,462,092	(1,070,143)	(c)	5,391,949
Depreciation and amortization	188,341	(111,315)	(c)	77,026
Total costs and operating expenses	6,850,214	(1,341,215)		5,508,999
Loss from operations	(6,737,586)	(1,280,103)		(5,457,483)
Non-operating expense
Interest expense	(144,401)	(47,018)	(c)	(97,383)
Other expense	(411,225)	—		(411,225)
Loss before income tax provision	(7,293,212)	(1,327,121)		(5,966,091)
Income tax provision	—	—		—
Loss from continuing operations	$(7,293,212)	$(1,327,121)		$(5,966,091)

Loss per share - basic and diluted from continuing operations	$(0.38)			$(0.31)

Weighted average number of common shares outstanding - basic and diluted	18,967,715			18,967,715

	Net Element International, Inc.
	Pro Forma Statements of Operations

	Year Ended December 31, 2012
	Year Ended December 31, 2012	Pro Forma Adjustments		Pro Forma

Net revenues	$1,412,482	$(27,630)	(c)	$1,384,852

Costs and operating expenses
Cost of revenues	1,097,823	(264,915)	(c)	832,908
General and administrative	14,578,566	(2,526,478)	(c)	12,052,088
Provision for loan losses	1,638,032	—		1,638,032
Goodwill and intangible asset impairment charges	680,499	(680,499)	(c)	—
Depreciation and amortization	532,086	(266,080)	(c)	266,006
Total costs and operating expenses	18,527,006	(3,737,972)		14,789,034
Loss from operations	(17,114,524)	(3,710,342)		(13,404,182)
Non-operating income
Interest income	299,692	70,877	(c)	370,569
Other income	2,346	—		2,346
Loss before income tax provision	(16,812,486)	(3,781,219)		(13,031,267)
Income tax provision	(119,728)	—		(119,728)
Loss from continuing operations	$(16,932,214)	$(3,781,219)		$(13,150,995)

Loss per share - basic and diluted from continuing operations	$(0.79)			$(0.62)

Weighted average number of common shares outstanding - basic and diluted	21,360,837			21,360,837

	Net Element International, Inc.
	Pro Forma Statements of Operations

	Year Ended December 31, 2011
	As Reported	Pro Forma Adjustments		Pro Forma

Net revenues	$183,179	$(101,579)	(c)	$81,600

Costs and operating expenses:
Cost of revenues	596,389	(422,047)	(c)	174,342
General and administrative	24,330,623	(1,866,024)	(c)	22,464,599
Depreciation and amortization	311,939	(123,172)	(c)	188,767
Total costs and operating expenses	25,238,951	(2,411,243)		22,827,708
Loss from operations	(25,055,772)	(2,309,664)		(22,746,108)
Non-operating expense
Interest expense	(171,319)	(102,523)	(c)	(68,796)
Other expense	(45,942)	—		(45,942)
Loss before income tax provision	(25,273,033)	(2,412,187)		(22,860,846)
Income tax provision	—	—		—
Loss from continuing operations	$(25,273,033)	$(2,412,187)		$(22,860,846)

Loss per share - basic and diluted from continuing operations	$(1.40)			$(1.26)

Weighted average number of common shares outstanding - basic and diluted	18,075,305			18,075,305

NET ELEMENT INTERNATIONAL, INC.

Notes to Unaudited Pro Forma Consolidated Financial Statements

On September 25, 2013, Net Element International, Inc. (the "Company") entered into a Contribution Agreement (the "Contribution Agreement") with T1T Lab, LLC, a Florida limited liability company ("T1T Lab"), and T1T Group, LLC, a Delaware limited liability company ("T1T Group"), pursuant to which, on September 25, 2013, the Company has contributed to T1T Lab all of its membership and participation interests in its subsidiaries Openfilm, LLC, Motorsport, LLC, Splinex, LLC, LegalGuru, LLC and MUSIC 1 LLC (aka OOO Music1) (collectively, the "Disposed Subsidiaries"). The Disposed Subsidiaries constitute all of the Company's interests in online media businesses and operations (the "entertainment assets").

Pursuant to the Contribution Agreement, the Company contributed to T1T Lab all of its membership and participation interests in the Disposed Subsidiaries and agreed to make an initial capital contribution to T1T Lab in the amount of $1,259,000, payable in full or in installments when requested by T1T Lab but in no event later than within the 12-month period after September 25, 2013 (unless such period is mutually extended in writing by the Company and T1T Group). Subject to T1T Lab's prior written approval, a portion of the Company’s initial capital contribution may be made in the form of future services provided by the Company, with the value of such services to be agreed upon in writing between the Company and T1T Group prior to providing such services. The amount of the Company’s initial capital contribution is a negotiated amount required for T1T Lab to acquire the Disposed Subsidiaries. In exchange for such contributions, the Company was issued a 10% membership interest in T1T Lab and T1T Lab assumed $2,162,158 in liabilities (including $2,000,000 owed by the Company to K 1 Holding Limited pursuant to a promissory note dated May 13, 2013) related to the Disposed Subsidiaries. In addition, all intercompany loans payable by the Disposed Subsidiaries to the Company, on the one hand, and by the Company to the Disposed Subsidiaries, on the other hand, were forgiven by the Company and by T1T Lab (as applicable). Total intercompany loans forgiven by the Company (net of the total intercompany loans forgiven by the Disposed Subsidiaries) amounted to $9,864,602. Such intercompany loans forgiveness did not have an impact of the profit and loss of the Company.

The accompanying unaudited pro forma consolidated financial statements include all material adjustments necessary to reflect, on a pro forma basis, the impact of such disposition on the historical financial information of the Company. The adjustments, which include the results of operations and assets and liabilities of the Disposed Subsidiaries, are described in the notes to the unaudited pro forma consolidated financial statements and are set forth in the “Pro Forma Adjustments” column. The pro forma adjustments are based upon information and assumptions available at the time of filing of this Form 8-K.

Pro Forma Adjustments

The following pro forma adjustments to the unaudited consolidated balance sheet and consolidated statements of operations have been prepared to reflect the following:

(a)	The pro forma consolidated balance sheet reflects the effects of the contribution of the Company’s entertainment assets as if it had been consummated on June 30, 2013, which includes pro forma adjustments for the transfer of all related assets, assumed liabilities and related estimated loss on disposition of $853,958.

(b)	The pro forma adjustments reflect the Company’s 10% interest and contributions payable to T1T Lab, LLC (“T1T Lab”) of $31,945 and $1,259,000, respectively. These adjustments also include the Company’s loans with K1 Holding Limited and Motorsports, LLC of $1,553,609 (net of debt discount of $446,391) and $116,250 (presented as pro forma adjustment under current portion of due to related party account), respectively, which were assumed by T1T Lab. Further, Motorsports, LLC receivable from a related party of $60,693 presented under due to related parties non-current portion was also assumed by T1T Lab.

(c)	The pro forma statements of operations for the six months ended June 30, 2013 and 2012 and fiscal years ended December 31, 2012 and 2011 assume the contribution of the Disposed Subsidiaries had been consummated on January 1, 2011. The pro forma adjustments eliminate the net revenues and expenses, which are directly attributable to the Disposed Subsidiaries.

-7-